EXHIBIT 32.1
Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
In connection with the Annual Report on Form 10-K for the year ended December 31, 2021 (the “Report”), I, Abel L. Iglesias, Chief Executive Officer of Professional Holding Corp. (the “Company”) hereby certify that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2022	/s/ Abel L. Iglesias
	Name:	Abel L. Iglesias
	Title:	Chief Executive Officer

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